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                                                                CONFORMED COPY


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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              ------------------
                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              ------------------

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 10, 1996

                          NETWORK IMAGING CORPORATION
            (Exact name of registrant as specified in its charter)


                  DELAWARE                      0-22970         54-1590649
      (State or other jurisdiction of         (Commission    (I.R.S. Employer
       incorporation or organization)         File Number)    Identification
                                                                 Number)

 500 HUNTMAR PARK DRIVE, HERNDON, VIRGINIA                        20170
  (Address of principal executive offices)                      (Zip code)

                                (703) 478-2260
             (Registrant's telephone number, including area code)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  Previous independent accountants

          (i) On July 10, 1996, Network Imaging Corporation (the "Company") dismissed Price Waterhouse LLP as its independent accountants.

          (ii) The reports of Price Waterhouse LLP on financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

          (iii) In connection with its audits for the two most recent fiscal years and through July 10, 1996, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.

          (iv) During the two most recent fiscal years and through July 10, 1996, Price Waterhouse LLP communicated certain internal control matters to the Company which meet the definition of reportable events (as defined in Regulation S-K Item 304(a)(1)(iv)). For the fiscal year ended December 31, 1994, such reportable events involved recommendations that the Company should ensure compliance with its revenue recognition policies and should further ensure that significant and/or unusual accounting and reporting issues are addressed and documented on a timely basis.

          (v) The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 16, 1996, is filed as Exhibit 16.2 to this Form 8-K.

     (b)  New independent accountants

          (i) The Registrant engaged Ernst & Young LLP as its new independent accountants as of July 10, 1996.

          (ii) The Registrant's Audit Committee has not approved the decision to change independent accountants; however, senior management has authorized the action and such action is expected to be ratified, confirmed and approved by the Audit Committee at its next meeting on August 1, 1996.
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ITEM 7.   EXHIBITS

 Exhibit Number                   Description
 --------------                   -----------
 16.2                             Letter from Price Waterhouse
                                  LLP to the Securities and
                                  Exchange Commission

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Network Imaging Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         NETWORK IMAGING CORPORATION


Date: July 16, 1996      By: /s/ Jorge R. Forgues
                             --------------------
                              Jorge R. Forgues
                              Vice President of Finance and Administration, Chief Financial Officer and Treasurer